                                                                    Exhibit 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                       *

CLN, INC., f/k/a             *
CALIBER LEARNING NETWORK, INC.,       Case No. 01-5-9533-JS
                                         (Chapter 11)
          Debtor.            *

*     *     *     *    *     *      *      *      *      *      *     *     *

                  LINE FILING DEBTOR'S MONTHLY OPERATING REPORT
                  ---------------------------------------------

     CLN, Inc., f/k/a Caliber Learning Network, Inc., Debtor and
Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from February 1 through February 28, 2002.


Date:  April 10, 2002



                                          /s/ Joel I. Sher
                                          --------------------------------------
                                          Joel I. Sher, Bar No. 00719
                                          Richard M. Goldberg, Bar No. 07994

                                          Shapiro Sher & Guinot
                                          36 South Charles Street, 20/th/ Floor
                                          Baltimore, Maryland  21201-3147
                                          Phone:  (410) 385-0202
                                          Fax:  (410) 539-7611

                                          Attorneys for CLN, Inc., f/k/a
                                           Caliber Learning Network, Inc.

                             CERTIFICATE OF SERVICE
                             ----------------------

     I HEREBY CERTIFY that on this 10/th/ day of April, 2002, a copy of the foregoing was sent, by first-class mail, postage prepaid, to:

                           Edmund A. Goldberg, Esquire
                           Office of the United States Trustee
                           300 West Pratt Street, Suite 350
                           Baltimore, MD  21201





                                                     /s/ Joel I. Sher
                                                     ---------------------------
                                                     Joel I. Sher

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                   For the Month ended February 28, 2002

#
------------------------------------------------------------------------------------------------------------------------------------
1  Accounting Basis:                                                            Accrual

2  Preparer(s):                                                                 Jeffrey D. Berger
                                                                                509 S. Exeter Street
                                                                                4th Floor
                                                                                Baltimore, MD 21202
                                                                                (410) 843-1160
                                                                                Director of Finance

3  Employee Information:
     Number of employees paid this period:                                               2
     Current number of employees:                                                        2
     Gross payroll:                                                             $   37,528
     All post-petition payroll obligations including payroll
       taxes are current                                                        Exceptions:  None
                                                                                             ---------------------------------------

4  Changes in the nature of business or status of operations
     since last reporting period                                                No

5  All business licenses or bonds current                                       Yes

6  Pre-petition accounts receivable:
     Collected this Period                                                      $   15,241
     Ending Balance                                                              1,046,681   Amount represents Gross A/R

7  Post-petition accounts receivable:
     0 - 30 Days:                                                               $        -
     31 - 60 Days:                                                              $   17,558
     Over 60 Days:                                                              $   98,040

        Any post-petition accounts receivable over 60 days                      Yes          If yes, provide schedule of accounts
                                                                                             and explain: See Schedule on pg. 6 of 7
                                                                                                          --------------------------

8  Post-petition accounts payable:
     0 - 30 Days:                                                               $    1,101
     31 - 60 Days:                                                              $        1
     Over 60 Days:                                                              $  316,445

        Any post-petition accounts payable over 30 days                         Yes          If yes, provide schedule of accounts
                                                                                             and explain: See Schedule on pg. 7 of 7
                                                                                                          --------------------------

9  Taxes
     All taxes being paid to the proper taxing authorities when
       due:                                                                     Yes

        Form 6123:

10 Bank accounts:
        Changed banks:                                                          No

11 Books and records kept monthly and are current:                              Yes

12 Insurance
     Policy expiration dates:
        Auto and truck                                                             Sep-02
        Liability                                                                  Sep-02
        Fire                                                                    N/A
        Workers Comp                                                               Sep-02
        Other                                                                   N/A

13 Actions of the debtor during the last month:
     Fail to defend or oppose any action to dispossess
       control or custody of any assets                                         No
     Consent to relief from the automatic stay                                  No
     Maintain resources necessary to preserve and maintain
       the going concern value of assets                                        Yes

14 Transfer or sale of property
     Any assets transfer, convey or abandon any of debtor's
       assets to another party                                                  No           If yes, attach copy of court order:____
                                                                                             _______________________

15 Payments to secured creditors                                                Yes

16 Payments to Professionals

17 Quarterly U.S. Trustee Fees - Paid
     Month 6 (December)                                                              5,000
     Month 7 (January)                                                                   -
     Month 8 (February)                                                                  -
     ------------------                                                         ----------
         Total                                                                       5,000

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                   For the Month ended February 28, 2002

Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)

Caliber Learning federal deposits with confirmation #

taxcode    LB date     EFTPS DATE   Confirm#               AMT
----------------------------------------------------------------------
941        2/15/02     2/20/02      128205203009099     $7,075.21
941        2/28/02     3/05/02      128206503006129     $11,343.74

U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                   For the Month ended February 28, 2002


                                                   ------------------
Assets

Current Assets
   CASH                                            $         281,050
   PRE-PETITION RECEIVABLES                        $       1,046,681
   POST-PETITION RECEIVABLES                       $         115,598
   ALLOWANCE FOR DOUBTFUL ACCOUNTS                 $        (719,555)
   EMPLOYEE LOANS & ADVANCES                       $           3,129
   PREPAID ASSETS                                  $          91,092
                                                   ------------------

     Total Current Assets                          $         817,995

Plant, Property and Equipment
   FURNITURE AND EQUIPMENT                         $               -
   LEASEHOLD IMPROVEMENTS                          $               -
   ACCUMULATED DEPRECIATION                        $               -
                                                   ------------------

     Net Property Plant & Equipment                $               -
                                                   ------------------

Other Long Term Assets                             $         463,436
                                                   ------------------

     Total Assets                                  $       1,281,431
                                                   ==================

Liabilities

Post-Petition
ACCOUNTS PAYABLE - TRADE                           $         316,161
ACCRUED EXPENSES                                   $          41,475
UNEARNED REVENUE                                   $               -
DEFERRED REVENUE                                   $               -
                                                   ------------------

  Total Post-Petition Liabilities                  $         357,636

Liabilities Subject to Compromise
Pre-Petitions
Priority Claims
ACCRUED COMMISSIONS                                $          30,888
                                                   ------------------

  Total Priority Claims                            $          30,888

Secured Debts
BORROWING FROM SYLVAN                              $               -
ACCRUED INTEREST PAYABLE                           $               -
                                                   ------------------

  Total Secured Debts                              $               -

Unsecured Debts
ACCOUNTS PAYABLE-TRADE                             $       5,179,689
A/P OTHER                                          $          36,540
ACCRUED INTEREST PAYABLE                           $         268,480
ACCRUED MISCELLANEOUS                              $         686,828
DIVIDEND PAYABLE                                   $         161,220
BORROWING FROM SYLVAN                              $       7,314,511
LONG TERM LEASE PAYABLE & TI ALLOWANC              $       9,271,737
OTHER                                              $          30,181
                                                   ------------------

  Total Unsecured Debts                            $      22,949,186

Stockholders' Equity
PREFERRED STOCK                                    $      32,395,979
COMMON STOCK                                       $         125,912
APIC-COMMON STOCK                                  $      83,195,407
GAIN/LOSS ON FOREIGN CURENCY T                     $             148
PRE-PETITION RETAINED EARNINGS                     $    (120,124,709)
POST-PETITION RETAINED EARNINGS                    $     (17,649,015)
                                                   ------------------

  Total Owners Equity                                 (22,056,278.57)
                                                   ------------------

     Total Liabilities and Stockholders Equity     $       1,281,431
                                                   ==================


     Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
     Long-Lived Assets.

          CLN, Inc.
          U.S. Bankruptcy Court Filing Case #01-5-9533-JS


          Monthly Operating Report         For the Month ended February 28, 2002



                                               ----------------
%,R,FACC  REVENUES                                        8,487

          OPERATING EXPENSES
%,V500500 SALARIES & BENEFITS                            43,956
%,V602100 ACCOUNTING & LEGAL FEES                             -
%,V608200 DATA COMM & TELEPHONE                           2,318
          BAGBY RENT, PEOPLESOFT, MIS SUPPORT                 -
          INSURANCE - CORP LIABILITY                     10,328
%,V652000 DEPREC. - FURNITURE & FIXTURES                      -
          BAD DEBT                                            -
          OTHER G&A                                         342
                                               ----------------

%,FACCO   Total Operating Expenses                       56,944
                                               ================

          Operating Income                              (48,457)

          NON-OPERATING EXPENSES
%,V700000 INTEREST INCOME                                     -
          GAIN/LOSS ON SALE OF ASSETS                         -
%,V702000 INTEREST EXPENSE                                    -
                                               ----------------

%,R,FACC  Total Non-Operating Expenses                        -
                                               ================

          Income (Loss) before taxes                    (48,457)

%,FACCO   INCOME TAX EXPENSE                                  -
                                               ----------------

          Net Loss                                      (48,457)
                                               ================

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report                   For the Month ended February 28, 2002



                   Description                        Operating
------------------------------------------------------------------
Beginning cash balance                                     444,072

Net Income                                                 (48,457)

Add: Expenses not requiring cash:
    Depreciation                                                 -
    Additional/(Reversal) Bad Debt Reserve                       -
    Loss on sale of assets and change in w/c as a
      result of sale                                             -
    Other:                                                       -
                                                       -----------
    Sub-total                                                    -

Cash from operations                                       (48,457)

Other sources (uses) of cash:
    Decrease (Increase)
       Accounts receivable                                   6,754
       Prepaid assets                                       23,877
       Other                                                     -

    Increase (Decrease)
       Accounts payable                                      2,318
       Accrued interest                                          -
       Accrued expenses                                   (133,595)
       Other                                               (13,919)
                                                       -----------
Total other source (uses) of cash                         (114,565)
                                                       -----------
Ending cash balance                                        281,050
                                                       ===========
Balance per bank statement                                 319,882
Less: Outstanding checks                                   (38,832)
Add: Deposits in transit                                         -
                                                       -----------
Reconciled bank balance                                    281,050
                                                       ===========

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                For the Month ended February 28, 2002

                                        ------------------------------------------------
                                                      Post-petition A/R
                                        ------------------------------------------------
                                                                              ----------
                                        0 - 30 Days  31 - 60 Days  * 60 Days     Total
                                        ------------------------------------------------
AIAG Total                                       -            -     1,208.00    1,208.00
Agway Total                                      -            -        56.00       56.00
Bell South Total                                 -            -     3,000.00    3,000.00
Computrain Total                                 -            -     4,950.00    4,950.00
Fluke Total                                      -            -       800.00      800.00
Home Properties Total                            -            -    17,923.88   17,923.88
iLearning                                             17,558.46            -   17,558.46
Prometric Total                                  -            -     3,600.00    3,600.00
Spirent - AdTech Total                           -            -       279.00      279.00
Sylvan Learning Systems, Inc. Total              -            -    57,448.00   57,448.00
Symbol Technologies Total                        -            -     8,750.00    8,750.00
Universita del Caffe Total                       -            -        25.00       25.00
                                        ------------------------------------------------
Totals                                           -    17,558.46    98,039.88  115,598.34

* more than

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-59533

Monthly Operating Report                  For the Month ended February 28, 2002

                                                                                          ----------------------------------------
                                                                                                       Post-petition A/P
                                                                                          ----------------------------------------

                    Vendor Name                Invoice Date   Invoice #   Invoice Amount    0 - 30 Days   31 - 60 Days   60 + Days
----------------------------------------------------------------------------------------------------------------------------------
AMERITECH Total                                                              (416.77)             -             -      (416.77)
AT&T WIRELESS Total                                                           538.87              -             -       538.87
BELL CANADA Total                                                             176.05              -             -       176.05
BELLSOUTH Total                                                               563.87              -          1.37       562.50
BRINSON,JEFFREY R. Total                                                      247.50              -             -       247.50
CINCINNATI BELL TELEPHONE Total                                              (320.88)             -             -      (320.88)
DHL WORLDWIDE EXPRESS Total                                                   338.58              -             -       338.58
FIRST UNION Total                                                           2,721.21              -             -     2,721.21
FRONTIER COMMUNICATIONS Total                                                (200.90)             -             -      (200.90)
FRONTIER TELEMANAGEMENT INC. Total                                           (366.26)             -             -      (366.26)
GLOBAL CROSSING Total                                                           0.09           0.09             -            -
LASER LINE INC Total                                                          241.90              -             -       241.90
MCI Total                                                                   3,617.99              -             -     3,617.99
MCI TELECOMMUNICATIONS Total                                                6,961.15              -             -     6,961.15
MCI WORLDCOM COMMUNICATIONS, INC. Total                                    89,010.25              -             -    89,010.25
PACIFIC BELL - (SAC CA) Total                                                 (26.17)             -             -       (26.17)
PACIFIC BELL - (VAN NUYS CA) Total                                             41.43              -             -        41.43
PALMETTO SERVICE Total                                                      2,100.00       1,050.00             -     1,050.00
PENTA ADVISORY SERVICES Total                                              43,685.88              -             -    43,685.88
POLAND SPRING Total                                                            34.33              -             -        34.33
PR NEWSWIRE, INC. Total                                                       384.25              -             -       384.25
QWEST Total                                                                   181.85              -             -       181.85
SOUTHWESTERN BELL Total                                                       260.06              -             -       260.06
SPRINT Total                                                                   92.01              -             -        92.01
SYLVAN LEARNING SYSTEMS, INC. Total                                       146,866.59              -             -   146,866.59
TELUS COMMUNICATIONS, INC Total                                               209.10              -             -       209.10
UNITED PARCEL SERVICE Total                                                    16.00              -             -        16.00
VERIZON (FORMERLY BELL ATLANTIC) Total                                      4,119.15              -             -     4,119.15
VERIZON (FORMERLY GTE) Total                                                 (257.98)             -             -      (257.98)
VERIZON WIRELESS Total                                                      6,007.85              -             -     6,007.85
WILLIAMS COMMUNICATIONS SOLUTIONS LLC Total                                10,619.70              -             -    10,619.70
WORLDCOM Total                                                                100.23          50.68             -        49.55
                                                                         -----------------------------------------------------

Grand Total                                                               317,546.93       1,100.77          1.37   316,444.79
Per G/L                                                                   316,160.60
                                                                         -----------
Variance                                                                    1,386.33
                                                                         ===========